--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported) August 18, 1997

HEADLANDS MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of August 1, 1997, providing for the issuance of Headlands Home Equity Loan Trust 1997-1 Revolving Home Equity Loan Asset-Backed Notes).

                       Headlands Mortgage Securities Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        333-28031              68-0397342
----------------------------           -----------         -------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)        Identification No.)

900 Larkspar Landing Circle                                      94939
Suite 240                                                       --------
Larkspar, California                                           (Zip Code)
-------------------------------
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code (415) 925-5442
                                                   --------------

--------------------------------------------------------------------------------

Item 5. Other Events

Filing of Financial Statements of CapMAC.

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Headlands Mortgage Securities, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to Headlands Home Equity Loan Trust 1997-1 Revolving Home Equity Loan Asset-Backed Notes (the "Offered Notes").

         In connection with the offering of the Offered Notes, Capital Markets Assurance Corporation ("CapMAC") has provided its Financial Statements as Annex I to the Prospectus Supplement for distribution to potential investors. The Financial Statements are attached hereto as Exhibit 99.1.

Item 6.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1.    Financial Statements of Capital Markets Assurance Corporation.

         99.2.    Consent of Independent Certified Accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEADLANDS MORTGAGE SECURITIES INC.

                                            By: /s/ Peter T. Paul
                                                -------------------------------
                                                Name: Peter T. Paul
                                                Title:   President

Dated:  August 18, 1997

                                  Exhibit Index
                                  -------------

Exhibit                                                                    Page
--------------------------------------------------------------------------------

99.1. Financial Statements of Capital Markets Assurance Corporation.          7

99.2  Consent of Independent Certified Accountants.                          39